Q1 2026 Update Growth Meets Cost Leadership

FORWARD LOOKING STATEMENTS 2 This presentation contains express and implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our financial outlook for full year 2026 and the impact of, and our ability to execute, our corporate strategies and business initiatives. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project”, “achieve”, “growth”, “enable”, “improve”, or the negative of those terms, and similar words, phrases or expressions that convey uncertainty of future events or outcomes. Forward-looking statements involve a number of risks and uncertainties that are outside of management’s control and that may cause actual results to be materially different from such forward-looking statements. Such factors include, among others, general economic conditions and economic conditions in the industrial sector; competitive influences; risks that current customers will commence or increase captive production; risks of capacity underutilization; quality issues; inflationary pressures and material changes in the cost or availability of raw materials, supply chain shortages and disruptions, the availability of labor and labor disruptions along the supply chain; our dependence on certain major customers, some of whom are not parties to long-term agreements (and/or are terminable on short notice); the impact of acquisitions and divestitures, as well as expansion of end markets and product offerings; our ability to hire or retain key personnel; the restrictions contained in our debt agreements; the level of our indebtedness and our ability to obtain financing at favorable rates, if at all, or to refinance existing debt as it matures; our ability to secure, maintain or enforce patents or other appropriate protections for our intellectual property; the impact of climate change on our operations; economic, social, political and geopolitical instability, military conflict, currency fluctuation, and other risks of doing business outside of the United States; and uncertainty of government policies and actions in respect to global trade and tariffs, including the potential impacts of tariffs on the United States economy, the economy of other countries in which we conduct operations and our industry, cyber liability or potential liability for breaches of our or our service providers’ information technology systems or business operations disruptions. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s filings made with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements. With respect to any non-GAAP financial measures included in the following document, the accompanying information required by SEC Regulation G can be found in the back of this document or in the “Investors” section of the Company’s web site, www.nninc.com, under the heading “News & Events” and subheading “Presentations.

Harold Bevis Chief Executive Officer Chris Bohnert Chief Financial Officer Management in Attendance 3 Tim French Chief Operating Officer

Q1 2026 Strong: Raising Guidance





Strong Q1: Momentum is Building

- Strong Q1 results with good mix
- Highest trailing 12-month adj. EBITDA in ~5 yrs
- Noteworthy wins in Electric Grid & Data Center

Growth Programs: Delivering Results

- Three main end-market diversification programs: Electric Grid & Data Center, Defense & Electronics, and Medical
- Solid volume growth forecast across full year 2026, and beyond

Growth Meets Cost Leadership: Good Profits

- New lower-cost operating footprint is delivering results
- Margins trending to high side, more than offsetting high precious metal cost pass-through

2026: Raising Guidance

- Raising guidance ranges for Net Sales, Adj. EBITDA and New Business Wins (previously announced on 4/14/2026)
- Updated 2026 outlook is leading to revised timing on attaining long-term goals

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5 Guidance and Outlook Raise 2026 first quarter – strong performance, good outlook for the rest of 2026 • Sales and adjusted EBITDA outperformed prior period - good mix, good operating performance, lower costs • 22 of Top 30 customers are up in sales, broad-based sales growth, prospecting & adding new Data Center customers • NN’s outlook for FY 2026 is expected to be stronger than FY 2025 • Intentionally expanding Electric Grid & Data Center business growth opportunities 2026 full year - outlook expected to be record annual performance in multiple areas • Good mix, good operating performance, sales growth, EBITDA growth, adjusted EBITDA growth, adjusted EPS, new wins • Expanded participation in Electric Grid & Data Center growth, while also prospecting and winning additional business 2027-2030 – outlook improving, moving the timing of long-term goal attainment in from 2030 to 2029 • Results are overcoming global auto weakness and tariffs turmoil • Replacing Auto sales with Electric Grid & Data Center, Defense & Electronics, Medical, Industrial

6 Net Sales: $118.5M Adj. EBITDA: $14.1M • Up $12.8M, or +12% • Electric Grid & Data Center, Defense & Electronics delivering strong growth • Up $3.5M, or +33% • Good sales mix, and strong operating performance 1 2 4 6 3 Adj. Gross Margin: 19.5% • Up $5.2M, or +29% • Good sales mix, and strong operating performance 5 Adj. Op. Income: $5.8M New Business: $42.9M • Up $3.8M, or +184% • Leaner operating model, less burden from operational transformation costs • Up $19.4M, or +83% • Wins concentrated in Electric Grid & Data Center market Updated Forward Projections • FY 2026 looks stronger; raising guidance • FY 2027-2030 outlooks strengthening First Quarter 2026 – Key Metrics Note: Comparisons are versus Q1 2025 results

First Quarter 2026 – Financial Results Summary

($millions)	Q1'25	Q1'26	$ Δ	% Δ
Net Sales	$105.7	$118.5	+$12.8M	+12%
Adj. Operating Income	$2.0	$5.8	+$3.8M	+184%
Adj. EBITDA	$10.6	$14.1	+$3.5M	+33%
Adj. EBITDA Margin %	10.0%	11.9%	--	+190 bps
New Business Wins	$23.5	$42.9	+$19.4M	+83%

Net Sales: +$12.8M, up 12.1%

(+) Good mix, stable volumes

(+) Higher precious metal price pass-through, favorable FX effects

(-) China automotive weakness, global automotive flat / stable

Adjusted EBITDA: +$3.5M, up 33.0%

(+) Sales growth, good mix, higher margins

(+) Benefitting from operating efficiencies, cost-out actions

(-) Still have some impact from dilutive plants; one not fully fixed


Net Sales
($millions)
$105.7
+12%
$118.5
Q1'25
Q1'26


Adjusted EBITDA & Margin (%)
($millions)
$10.6
+33%
$14.1
10.0%
11.9%
Q1'25
Q1'26

BEYOND RELIABLE.

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Power Solutions / Stamped Products Net Sales: $55.4M, up $11.9M, or +27.3% (+) Positive sales mix (+) Higher precious metal price pass-through, favorable FX effects (-) Sales volume softness in a few areas Adjusted EBITDA: $10.4M, up $4.1M, or +65.1% (+) Better sales mix, higher margins (-) Small lag from passing through high precious metals / tariffs / surcharges New Business: $29.3M (+) Wins concentrated in Electric Grid & Data Center, Defense & Electronics products (+) Acquired plating equipment to advance growth in Electric Grid & Data Center markets (-) Need additional new wins in certain areas 8 $43.5 $55.4 Q1'25 Q1'26 Net Sales ($millions) $6.3 $10.4 Q1'25 Q1'26 Adjusted EBITDA & Margin (%) ($millions) 18.7%14.5% +27% +65% Note: Comparisons are versus Q1 2025 results

Mobile Solutions / Machined Products Net Sales: $63.1M, up $0.9M, or +1.4% (+) Solid volumes from new launches, global volume growth ex-China (-) China automotive softness offsetting volume growth in other areas Segment returned to Y/Y sales growth – with strong forward trajectory & pipeline Adjusted EBITDA: $8.2M, up $0.1M, or +1.2% (+) Increased profitability in most regions, offset by China softness (+) Largely exited profit-diluting sales, underperforming facilities showing improvement New Business: $13.6M • New product launch and new wins in Data Center market – liquid cooling components • Investing greater capex to support long-term growth in Electric Grid & Data Center products • Progress in Defense & Electronics and Medical components 9Note: Comparisons are versus Q1 2025 results $62.2 $63.1 Q1'25 Q1'26 Net Sales ($millions) $8.1 $8.2 Q1'25 Q1'26 Adjusted EBITDA & Margin (%) ($millions) 13.0%13.0% +1% +1%

10 Sales Growth and Portfolio Transformation Continues Auto 65% Growth Markets 35% 2023 Auto 49%Growth Markets 51% Q1 2025 Auto 44% Growth Markets 56% Q1 2026 Three main diversification end-markets Electric Grid & Data Center, Defense & Electronics, and Medical • Strategically shifting portfolio into higher-value end markets, driving margin and profit increases • Maintaining high-value auto business, while growing in other areas • Key growth markets are up +28% vs. Q1 2025 % of Sales

Operational & Technical Success Factors to Compete Commercial Success Factors to Disrupt & Grow Potential to Become a Material Business Stats: Electric Grid & Data Center • Creating growth in a large, profitable NN business • Added dedicated assets, new products, internally funding • Added liquid cooling connectors in 2026 • Data Center is fast-paced collaborative development Bottom Line: Growth from new and existing products, adding new liquid cooling customers + products; growth has been faster than expected Defense & Electronics • Adding to large, profitable business (2024) • Added dedicated assets + certifications, internally funding • 2-year development program with marquee OEM Bottom Line: Growth from pre-existing products + customers, adding new customers + products; growth has been faster + bigger than expected Medical • Fixed a small, unprofitable business and implemented growth plan (Fall 2023) • Added dedicated assets + certifications, internally funding • 2-year development program with marquee OEM Bottom Line: Corrected profit issues, has been slower to grow than expected, momentum increasing 11 Three Main Diversification Growth Areas are Kicking In

12 Investing for Growth in Data Center Business Significant business in Electric Grid & Data Center products • #2 overall market across transformer components, electrical disconnects, circuit breaker components, smart meters • Trailing 12-month sales = $73 Million, accretive margins → near-term goal of $100 Million Launched new product line in Q1 2026 - liquid cooling connector parts • Product category is also called the quick disconnect coupling market or fluid connectors for servers • Market size estimates range from $1.5B to $6B+ and growing quickly • NN leveraging its fluid management trade secrets and added to its existing portfolio of machines to make these types of small, precise components • Ordered 17 additional 6-axis CNC machines coupled with in-house trade secrets around turning, treating, electroplating, abrasive flow machining (AFM), and testing. Added to portfolio of 100+ machines of this type We believe there is upside in this area to add content per rack, working on it

End-Market Outlooks are Strengthening in 2026 13 Market NN Outlook Comments Electric Grid & Data Center • Market to remain strong • NN expected to achieve growth across FY’26 Defense & Electronics • NA market to remain strong, at record levels • NN expected to achieve growth across FY’26 Medical • Market to remain steady and growing • NN expecting to achieve new wins across FY’26 Auto – China • Market is soft in the beginning of 2026 • NN expecting stable sales during 2nd Half of 2026 Commercial Vehicle • Market is slightly down in the beginning of 2026 • NN expecting small growth in the 2nd half of 2026 Industrial • Market is showing small amount of growth in beginning of 2026 • NN expecting continued modest growth across FY’26 Global Auto (N. America, S. America, Europe) • Market is slightly down – affordability, ICE-EV, China exports • NN expecting flat sales across FY’26 Growth Markets

Multi-Year Roadmap – Long-Term Goals are Pulling In 14 • Targeted growth programs are delivering • Cost leadership blueprint is delivering • Still gaining momentum and taking additional actions $422M $600M 2025 2029 2030 Net Sales & Adj. Gross Margin 18.5% 20% $49M $80M 2025 2029 2030 Adj. EBITDA & Margin 11.6% 13%

Forecasting Another Year of Improved Results 15 New Gameplan $45.5 $49.7 $42.0 $35.3 $40.3 $46.9 $49.0 $57.0 11.2% 10.9% 8.8% 7.4% 8.6% 10.3% 11.6% 12.4% 2020 2021 2022 LTM Q2 2023 2023 2024 2025 2026 Guidance Mid- Point Adj. EBITDA ($millions) excluding Lubbock Adj. EBITDA Margin % excluding Lubbock Growth is Meeting Cost Leadership • NN has delivered strong multi-year financial results led by solid operational performance, and has its 3 main growth programs kicking in • Electric Grid Data Center; Defense & Electronics; Medical • Next up will be additional product lines for all 3 focus areas - Wire Harnesses and Bus Bar • As sales growth and volumes build momentum across 2026 and beyond, company will benefit from lower-cost operating model

2026 Outlook: Raising FY 2026 Guidance

	Midpoint Raise	Midpoint vs. Prior Year
1 Net Sales of $450 - $470 million	+$10 Million	+9%
2 Adjusted EBITDA of $52 - $62 million	+$2 Million	+16%
3 New Business Wins of $80 - $90 million	+$10 Million	+14%

1 Net Sales of $450 - $470 million

- Volume gaining momentum, good mix, high precious metal pass-through
- Significant program launches underway & base markets are stable
- Forecasting elevated precious metals and FX throughout 2026

2 Adjusted EBITDA of $52 - $62 million

- Good operating performance
- Good mix, higher volumes
- Higher volumes running across lower costs, $10m CI program

3 New Business Wins of $80 - $90 million

- Raising forecast on strength of Q1 2026, and strong forward outlook
- Wins are concentrated in strategic focus areas – Electric Grid & Data Center, Defense & Electronics
- Strong pipeline – Expanding customer wallet share, adding new customers, faster ramp-ups

Financial guidance assumptions:

- Assumes current precious metals costs
- Assumes current FX rates

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17 Appendix

18 The Company discloses in this presentation the non-GAAP financial measures of adjusted gross profit, adjusted gross margin, adjusted income (loss) from operations, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), and adjusted net income (loss) per diluted common share. Each of these non-GAAP financial measures provides supplementary information about the impacts of acquisition, divestiture and integration related expenses, foreign-exchange impacts on inter-company loans, reorganizational and impairment charges. The costs we incur in completing acquisitions, including the amortization of intangibles and deferred financing costs, and divestitures are excluded from these measures because their size and inconsistent frequency are unrelated to our commercial performance during the period, and we believe are not indicative of our ongoing operating costs. We exclude the impact of currency translation from these measures because foreign exchange rates are not under management’s control and are subject to volatility. Other non-operating charges are excluded, as the charges are not indicative of our ongoing operating cost. We believe the presentation of adjusted gross profit, adjusted gross margin, adjusted income (loss) from operations, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss) and adjusted net income (loss) per diluted common share provides useful information in assessing our underlying business trends and facilitates comparison of our long-term performance over given periods. The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company's industry, as other companies may calculate such financial results differently. The Company's non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual income growth derived from income amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. (a) Non-GAAP adjusted gross margin represents GAAP gross profit, adjusted to exclude the effects of restructuring and integration expense and non-operational charges related to acquisition and transition expense. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted gross margin is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP gross margin. (b) Non-GAAP adjusted income (loss) from operations represents GAAP income (loss) from operations, adjusted to exclude the effects of restructuring and integration expense; non-operational charges related to acquisition and transition expense, intangible amortization costs for fair value step-up in values related to acquisitions, and when applicable, our share of income from joint venture operations. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted income (loss) from operations is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from operations. (c) Non-GAAP adjusted EBITDA represents GAAP net income (loss), adjusted to include income taxes, interest expense, write-off of unamortized debt issuance costs, change in fair value of preferred stock derivatives and warrants, depreciation and amortization, charges related to acquisition and transition costs, non-cash stock compensation expense, foreign exchange gain (loss) on inter-company loans, restructuring and integration expense, costs related to divested businesses and litigation settlements, income from discontinued operations, and other charges, to the extent applicable. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from continuing operations. (d) This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the respective table. NN, Inc. estimates the tax effect of the adjustment items identified in the reconciliation schedule above by applying the applicable statutory rates by tax jurisdiction unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment. (e) Non-GAAP adjusted net income (loss) represents GAAP net income (loss) adjusted to exclude the tax-affected effects of charges related to acquisition and transition costs, foreign exchange gain (loss) on inter- company loans, restructuring and integration charges, amortization of intangibles costs for fair value step-up in values related to acquisitions and amortization of deferred financing costs, write-off of unamortized debt issuance costs, change in fair value of preferred stock derivatives and warrants, costs related to divested businesses and litigation settlements, income (loss) from discontinued operations, preferred stock cumulative dividends and deemed dividends and other charges. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP Financial Measures Footnotes

19 Reconciliation of GAAP Gross Profit to Non-GAAP Adjusted Gross Profit and Adjusted Gross Margin

20 Consolidated reconciliation of GAAP Loss from Operations to Non-GAAP Adjusted Income from Operations and Non-GAAP Adjusted EBITDA and Adjusted EBITDA margin

21 Power Solutions segment reconciliation of GAAP Income from Operations to Non-GAAP Adjusted Income from Operations and Non-GAAP Adjusted EBITDA and Adjusted EBITDA margin

22 Mobile Solutions segment reconciliation of GAAP Loss from Operations to Non-GAAP Adjusted Income from Operations and Non-GAAP Adjusted EBITDA and Adjusted EBITDA margin

23 Reconciliation of GAAP Net Loss to Non-GAAP Adjusted Net Income (Loss) and GAAP Net Loss per Diluted Common Share to Non-GAAP Adjusted Net Income (Loss) per Diluted Common Share

Thank You 24 Joe Caminiti or Abe Plimpton NNBR@alpha-ir.com 312-445-2870 Investor & Media Contacts